SUPPLEMENT TO THE

PROSPECTUS

OF

EVERGREEN DOMESTIC VALUE EQUITY FUNDS

I.              Evergreen Small Cap Value Fund (the “Fund”)

On January 29, 2009, the Board of Trustees of the Fund terminated J.L. Kaplan Associates, LLC (“Kaplan”) as sub-advisor to the Fund.  Effective immediately, the Fund’s portfolio manager is James M. Tringas of Evergreen Investment Management Company, LLC (“EIMC”), the Fund’s investment advisor.   Accordingly, the section of the prospectus for the Fund entitled "Fund Management – Sub Advisor(s)" is revised to delete references to Kaplan as sub-advisor to the Fund and the section of the prospectus for the Fund entitled "Fund Management – Portfolio Manager(s)" is revised to reflect the following:

Small Cap Value Fund

Name/Year Joined Fund	Role	Employer	Positions over Past Five Years
James M. Tringas, CFA / 2009	Portfolio Manager	EIMC or predecessor 2002-Present	Senior Portfolio Manager & Managing Director

January 30, 2009	583921 (1/09)

SUPPLEMENT TO THE

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

OF

EVERGREEN DOMESTIC VALUE EQUITY FUNDS

I.              Evergreen Small Cap Value Fund (the “Fund”)

                On January 29, 2009, the Board of Trustees of the Fund terminated J.L. Kaplan Associates, LLC (“Kaplan”) as sub-advisor to the Fund.  Effective immediately, the Fund’s portfolio manager is James M. Tringas of Evergreen Investment Management Company, LLC (“EIMC”), the Fund’s investment advisor.

                In conjunction with these changes, all references to Kaplan in the Fund’s SAI are deleted and the section entitled “PORTFOLIO MANAGERS” in the Fund’s SAI is revised to reflect the following information, which is as of December 31, 2008.

The table in the section entitled “Other Funds and Accounts Managed” is amended to reflect the following information:

Portfolio Manager		(Assets in thousands)
James M. Tringas, CFA	Assets of registered investment companies managed
	Evergreen Small Cap Value Fund[1]	$66,297
	Evergreen Special Values Fund	$995,779
	Evergreen VA Special Values Fund	$62,429
	Evergreen Fundamental Mid Cap Value Fund	$1,516
	Evergreen Global Opportunities Fund[2]	$326,723
	Clarington Global Small Cap Fund[2]	$25,983
	TOTAL	$1,478,727
	Those subject to performance fee	0
	Number of other pooled investment vehicles managed	1
	Assets of other pooled investment vehicles managed	$87,553
	Number of those subject to performance fee	0
	Assets of those subject to performance fee	$0
	Number of separate accounts managed	4
	Assets of separate accounts managed	$170,564
	Number of those subject to performance fee	0
	Assets of those subject to performance fee	$0

1  As of December 31, 2008, Mr. Tringas was not a portfolio manager of Evergreen Small Cap Value Fund.

2  Mr. Tringas is not fully responsible for the management of the entire portfolios of Evergreen Global Opportunities Fund or Clarington Global Small Cap Fund. As of December 31, 2008, Mr. Tringas was responsible only for approximately $194.6 million of the $352.7 million in assets in these funds.

The table in the section entitled "Fund Holdings" is amended to reflect the following information:

Portfolio Manager	Fund	Dollar Range of Holdings in Fund	Dollar Range of Holdings in Evergreen Family of Funds
James M. Tringas, CFA	Evergreen Fundamental Mid Cap Value Fund	$0	$100,001 - $500,000
	Evergreen Special Values Fund	$100,001 - $500,000
	Evergreen Small Cap Value Fund[1]	$0

1 As of December 31, 2008, Mr. Tringas was not a portfolio manager of Evergreen Small Cap Value Fund. He has subsequently been named as a portfolio manager and is expected to invest in Evergreen Small Cap Value Fund.

January 30, 2009	583922 (1/09)